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    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 30, 2002

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 14, 2002



                                  DELIA*S CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         DELAWARE                       0-25347                 13-3963754
(STATE OR OTHER JURISDICTION OF        (COMMISSION            (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)         FILE NUMBER)          IDENTIFICATION NO.)



       435 HUDSON STREET
       NEW YORK, NEW YORK                                       10014
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)


                                 (212) 807-9060
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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"This Form 8-K was previously filed on October 30, 2002 under CIK:
0001026114."

ITEM 5. OTHER EVENTS.

         On October 17, 2002, the Registrant issued a press release announcing a management change. Information with respect to the management change is included in the press release attached hereto as Exhibit 99.1 and in Amendment No. 1 to the Employment Agreement Between Registrant and Andrea Weiss attached hereto as
Exhibit 10.1.

         On October 21, 2002 the Registrant entered into a Second Amendment to Loan and Security Agreement with Wells Fargo Retail Finance, LLC. The Second Amendment is attached hereto as Exhibit 10.2.



ITEM 7. EXHIBITS.



10.1     Amendment No 1. to Employment Agreement Between dELiA*s Corp. and
         Andrea Weiss, dated October 14, 2002.

10.2     Second Amendment to Loan and Security Agreement by and among Wells
         Fargo Retail Finance LLC, dELiA*s Corp., dELiA*s Operating Company, dELiA*s Distribution Company, and dELiA*s Retail Company, dated October
         21, 2002.

99.1     Press release of Registrant dated October 17, 2002 announcing a management change.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             dELiA*s Corp.
                                             (Registrant)
Date: October 30, 2002

                                             By: /s/ Stephen I. Kahn
                                                --------------------
                                                     Stephen I. Kahn
                                                     Chairman of the Board and
                                                     Chief Executive Officer


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